GOLDMAN SACHS TRUST
Class A, Class C, Institutional, Investor, Class R and Class R6 Shares
Goldman Sachs Energy Infrastructure Fund
(the “Fund”)
Supplement dated February 27, 2024 to the
Prospectus dated March 30, 2023, as supplemented to date
Effective immediately, the Fund’s Prospectus with respect to Class A, Class C, Institutional, Investor, Class R and Class R6 Shares (the “Multi-Class Prospectus”) is revised as follows:
The following replaces in its entirety the table under the “Goldman Sachs Energy Infrastructure Fund—Summary—Expense Example” section in the Fund’s Multi-Class Prospectus:

	1 Year	3 Years	5 Years	10 years

Class A Shares	$691	$1,003	$1,337	$2,278

Class C Shares	$325	$709	$1,219	$2,620

Institutional Shares	$112	$365	$637	$1,414

Investor Shares	$124	$402	$701	$1,550

Class R Shares	$175	$557	$963	$2,100

Class R6 Shares	$111	$362	$632	$1,403

Class C Shares – Assuming no redemption	$225	$709	$1,219	$2,620

This Supplement should be retained with your Prospectus for future reference.

MLPEISTK 02-24